Exhibit 99.1

For Immediate Release

Ditech Networks Reports Financial Results For The Three and Twelve Month Periods Ending April 30, 2010

Mountain View, California, May 27, 2010 - Ditech Networks, Inc. (NASDAQ: DITC) reported financial results for the three and twelve month periods ending April 30, 2010.

Revenues for the three and twelve month periods ended April 30, 2010 were $7.3 million and $22.9 million, respectively.  The GAAP net loss for the three and twelve month periods ended April 30, 2010 was $2.2 million or $0.08 per share and $14.9 million or $0.57 per share, respectively.  The non-GAAP loss for the three and twelve month periods ended April 30, 2010 was $1.8 million or $0.07 per share and $12.5 million or $0.48 per share, respectively.

A reconciliation of the non-GAAP to GAAP financial measures for fiscal 2010 and 2009 is included at the end of this press release. These non-GAAP financial measures exclude the effect of stock-based compensation expense, the expense related to amortization of purchased intangible assets and severance and restructuring costs.

“We had a relatively good fourth quarter with revenues in our expected range.  We also had positive cash collections in the fourth quarter resulting in positive cash flow from operations,” said Todd Simpson, Ditech’s president and CEO. “Our last fiscal year saw us diversify both our product base and our business model.  In the current fiscal year we will focus on growing our recurring revenue base and further monetizing our VQA products.”

Ditech Networks will discuss its financial results for the three and twelve month periods ended April 30, 2010 and its outlook in today’s conference call (see details later in this release).

GAAP Outlook for First Six Months of Fiscal 2011

Based upon expected bookings, timing of shipments and deferred revenues, Ditech Networks expects revenue for the first six months of fiscal 2011 to approximate the $13 million to $14 million level. As a function of Ditech’s shipments, bookings pipeline, customer and product mix and opportunities, Ditech Networks expects gross margins to approximate 53 to 55%.  Ditech Networks expects operating expenses, including an estimated $0.7 million of stock-based compensation and acquisition related expenses, to be in the range of $11.1 million to $11.5 million.

Conference Call

Ditech will host a quarter-end conference call at 4:30 PM Eastern time (1:30 PM Pacific time) today to review its Fiscal 2010 fourth quarter performance and its outlook for the coming six months. Any member of the public can listen to the conference call by calling the following number: +1 (612) 332-0226. The conference call will also be broadcast live over the Internet and can be accessed by going to either the “Press Room” or “Investors” section of Ditech Networks’ web site home page: http://www.ditechnetworks.com. A replay of the conference call will be available via Ditech Networks’ web site or by calling the digitized replay number at +1 (320) 365-3844. The conference call ID is: 156496. The replay will be available three hours after the call is complete and will remain so until at least Ditech Networks’ subsequent earnings announcement.

About Ditech Networks

Ditech Networks is revolutionizing modern communications with advanced voice processing solutions that perform tasks spanning from voice-enabled Web 2.0 and unified communications services to voice quality enhancement. Ditech believes in the power and simplicity of human speech; its solutions deliver high-quality voice communication and will enable compelling voice capabilities to new communications methods like social networking and text messaging, allowing consumers to use voice in ways that make sense in today’s Web 2.0-savvy world.

Leveraging over 20 years of deployments with communications providers around the world, Ditech’s products help global communications companies meet the multiple challenges of service differentiation, network expansion and call capacity, by delivering consistent, dependable voice quality. Ditech’s customers include Verizon, Sprint/Nextel, Orascom Telecom, AT&T, Telus, Global Crossing and West Corporation. Ditech Networks is headquartered in Mountain View, California.

Forward Looking Statement

The statements in this press release with respect to Ditech Networks’ first six months of fiscal 2011 projected financial results are forward-looking statements.  Actual results could differ materially as a result of numerous risks and uncertainties, including: timing of orders and timely receipt of payments for Ditech Networks’ products and services is variable and could affect Ditech Networks’ ability to meet revenue expectations; shipment of products Ditech Networks expects to ship and recognize before the end of the first six months of fiscal 2011 may be delayed or cancelled due to unexpected factors and events affecting its customers; Ditech Networks may not experience the demand for its new products and services that it currently expects; Ditech Networks may experience weakening in demand for its products and services; component supply problems may occur as a result of factors beyond its control; infrastructure demand could weaken or remain flat due to a weakening in the economy or for other unanticipated reasons; Ditech Networks’ competitors may develop products and services that compete favorably with Ditech Networks’ products and services; Ditech Networks has a limited number of customers, the loss of any one which could cause its revenues to decrease materially; inability to successfully convert Ditech Networks’ trials to customer orders could limit revenue; Ditech Networks uses various sales channels and depending on channel, may cause operating expenses to exceed projected levels; Ditech Networks’ ability to pursue revenue growth may require additional spending which may exceed projected operating expenses;  as well as those detailed in the section entitled “Future Growth and Operating Results Subject to Risk” in Ditech Networks’ Quarterly Report on Form 10-Q for the period ended January 31, 2010 (filed March 16, 2010 with the Securities and Exchange Commission).

Use of Non-GAAP Financial Information

Ditech Networks provides all information required in accordance with generally accepted accounting principles (GAAP), but it believes that evaluating its ongoing operating results and in particular, making comparisons to similar companies, may be enhanced by providing additional measures used by management to assess operating results. Internally, Ditech Networks uses calculations of: (i) non-GAAP gross profit and gross margin, which represents gross profit and gross margin excluding the effect of stock-based compensation expense and severance and restructuring costs; (ii) non-GAAP operating expenses, which represent operating expenses excluding the effect of stock-based compensation expense and severance and restructuring costs and, in the case of total operating expenses, expense related to amortization of intangible assets; (iii) non-GAAP pre-tax loss and non-GAAP net loss, which represents pre-tax loss and net loss excluding the effect of stock-based compensation expense, severance and restructuring costs and expense related to the amortization of intangible assets; and (iv) non-GAAP basic and diluted net loss per share, which represents basic and diluted net loss per share excluding the effect of stock-based compensation expense, severance and restructuring costs and expense related to the amortization of intangible assets. The non-GAAP net loss and net loss per share financial measures also exclude the tax effects of the excluded amounts.

The non-GAAP financial measures contained in this release are included with the intention of providing investors additional understanding of Ditech Networks’ operational results and trends, but should only be used in conjunction with results reported in accordance with GAAP.

Ditech Networks believes that the presentation of these non-GAAP financial measures is warranted for several reasons:

1) Such non-GAAP financial measures provide an additional analytical tool for understanding Ditech Networks’ financial performance by excluding the impact of items which may obscure trends in the core operating performance of the business;

2) Since Ditech Networks has historically reported non-GAAP results to the investment community, Ditech Networks believes the inclusion of non-GAAP numbers provides consistency and enhances investors’ ability to compare Ditech Networks’ performance across financial reporting periods;

3) These non-GAAP financial measures are employed by Ditech Networks’ management in its own evaluation of performance and are utilized in financial and operational decision making processes, such as budget planning and forecasting;

4) These non-GAAP financial measures facilitate comparisons to the operating results of other companies in Ditech Networks’ industry, which use similar financial measures to supplement their GAAP results, thus enhancing the perspective of investors who wish to utilize such comparisons in their analysis of Ditech Networks’ performance.

As stated above, Ditech Networks presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. However, non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for Ditech Networks’ GAAP results. In the future, Ditech

Networks expects to incur expenses similar to the non-GAAP adjustments described above and expects to continue reporting non-GAAP financial measures excluding such items. Some of the limitations in relying on non-GAAP financial measures are:

•

Ditech Networks’ stock option and stock purchase plans are important components of incentive compensation arrangements and will be reflected as expenses in Ditech Networks’ GAAP results for the foreseeable future.

•

Amortization of intangibles, though not directly affecting Ditech Networks’ current cash position, represents the loss in value as the technology in Ditech Networks’ industry evolves, is advanced or is replaced over time. The expense associated with this loss in value is not included in the non-GAAP net income (loss) presentation and therefore does not reflect the full economic effect of the ongoing cost of maintaining Ditech Networks’ current technological position in the company’s competitive industry which is addressed through the company’s research and development program.

•

Restructuring charges reflect a real cost of doing business and reacting to market forces, and by eliminating these charges the non-GAAP financial measures do not reflect these costs of doing business.

•	Other companies, including other companies in Ditech Networks’ industry, may calculate non-GAAP financial measures differently than the company, limiting their usefulness as a comparative measure.

Press Contact:	Investor Contact:
Karl Brown	Bill Tamblyn
650-623-1346	650-623-1309

Ditech Networks, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	April 30, 2010	April 30, 2009

Assets
Cash, cash equivalents and investments	$34,534	$43,034
Accounts receivable, net	2,440	4,487
Inventories	5,985	11,624
Property and equipment, net	2,370	3,895
Purchased intangibles	522	42
Other assets	7,103	754
Total Assets	$52,954	$63,836

Liabilities and Stockholders’ Equity
Accounts payable	$892	$1,817
Accrued expenses	2,855	3,769
Deferred revenue	890	731
Income taxes payable	66	83
Other liabilities	3,505	—

Total Liabilities	8,208	6,400

Stockholders’ equity	44,746	57,436

Total Liabilities and Stockholders’ Equity	$52,954	$63,836

Ditech Networks, Inc.

Consolidated Statements of Operations

For the Three and Twelve Month Periods Ended April 30, 2010 and 2009

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended April 30,		Twelve Months Ended April 30,
	2010	2009	2010	2009

Revenue	$7,301	$5,095	$22,864	$18,648

Cost of goods sold	3,234	4,313	11,224	11,272

Gross profit	4,067	782	11,640	7,376

Operating expenses:
Sales and marketing	2,797	2,519	9,772	11,511
Research and development	2,289	2,780	10,561	12,633
General and administrative	1,221	1,386	5,466	6,807
Amortization of purchased intangibles	31	24	62	97

Total operating expenses	6,338	6,709	25,861	31,048

Loss from operations	(2,271)	(5,927)	(14,221)	(23,672)

Other loss, net	(31)	(3,201)	(691)	(3,186)

Loss before benefit for income taxes	(2,302)	(9,128)	(14,912)	(26,858)

Benefit for income taxes	(97)	(112)	(33)	(62)

Net loss	$(2,205)	$(9,016)	$(14,879)	$(26,796)

Basic net loss per share:	$(0.08)	$(0.35)	$(0.57)	$(1.03)
Diluted net loss per share	$(0.08)	$(0.35)	$(0.57)	$(1.03)

Weighted shares used in per share calculation:
Basic	26,251	26,118	26,210	26,082
Diluted	26,251	26,118	26,210	26,082

Stock-based compensation expense allocated by function was as follows:
Cost of goods sold	$31	$42	$166	$258
Sales and marketing	117	7	472	439
Research and development	76	60	300	339
General and administrative	143	102	759	731
Total	$367	$211	$1,697	$1,767

Ditech Networks, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

For the Three and Twelve Month Periods Ended April 30, 2010 and 2009

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended April 30,		Twelve Months Ended April 30,
	2010	2009	2010	2009

GAAP gross profit	$4,067	$782	$11,640	$7,376
Add back severance and restructuring costs	—	—	256	31
Add back stock-based compensation	31	42	166	258
Non-GAAP gross profit	$4,098	$824	$12,062	$7,665

GAAP gross margin	55.7%	15.3%	50.9%	39.6%
Add back severance and restructuring costs	0.0%	0.0%	1.2%	0.2%
Add back stock-based compensation	0.4%	0.9%	0.7%	1.3%
Non-GAAP gross margin	56.1%	16.2%	52.8%	41.1%

GAAP sales and marketing expense	$2,797	$2,519	$9,772	$11,511
Deduct severance and restructuring costs	—	(1)	(64)	(324)
Deduct stock-based compensation	(117)	(7)	(472)	(439)
Non-GAAP sales and marketing expense	$2,680	$2,511	$9,236	$10,748

GAAP research and development expense	$2,289	$2,780	$10,561	$12,633
Deduct severance and restructuring costs	—	—	(255)	(614)
Deduct stock-based compensation	(76)	(60)	(300)	(339)
Non-GAAP research and development expense	$2,213	$2,720	$10,006	$11,680

GAAP general and administrative expense	$1,221	$1,386	$5,466	$6,807
Deduct severance and restructuring costs	—	(203)	(92)	(602)
Deduct stock-based compensation	(143)	(102)	(759)	(731)
Non-GAAP general and administrative expense	$1,078	$1,081	$4,615	$5,474

GAAP total operating expenses	$6,338	$6,709	$25,861	$31,048
Deduct:
Severance and restructuring costs	—	(204)	(411)	(1,540)
Stock-based compensation expense	(336)	(169)	(1,531)	(1,509)
Amortization of purchased intangibles	(31)	(24)	(62)	(97)
Impairment of goodwill and purchased intangibles	—	—	—	—
Non-GAAP total operating expenses	$5,971	$6,312	$23,857	$27,902

GAAP loss from operations	$(2,271)	$(5,927)	$(14,221)	$(23,672)
Addback severance and restructuring costs, stock-based compensation expense, and amortization of purchased intangibles	398	439	2,426	3,435
Non-GAAP loss from operations	$(1,873)	$(5,488)	$(11,795)	$(20,237)

GAAP loss before benefit for income taxes	$(2,302)	$(9,128)	$(14,912)	$(26,858)
Addback severance and restructuring costs, stock-based compensation expense, and amortization of purchased intangibles	398	439	2,426	3,435
Non-GAAP loss before benefit for income taxes	$(1,904)	$(8,689)	$(12,486)	$(23,423)

GAAP benefit for income taxes	$(97)	$(112)	$(33)	$(62)
Addback tax valuation allowance	—	—	—	—
Deduct the tax impact of eliminating severance and restructuring costs, stock-based compensation expense, and amortization of purchased intangibles	—	—	—	—
Non-GAAP benefit for income taxes	$(97)	$(112)	$(33)	$(62)

GAAP net loss	$(2,205)	$(9,016)	$(14,879)	$(26,796)
Addback severance and restructuring costs, stock-based compensation expense, amortization of purchased intangibles, and adjustment to tax provision	398	439	2,426	3,435
Non-GAAP net loss	$(1,807)	$(8,577)	$(12,453)	$(23,361)

GAAP diluted net loss per share	$(0.08)	$(0.35)	$(0.57)	$(1.03)
Addback severance and restructuring costs, stock-based compensation expense, amortization of purchased intangibles, and adjustment to tax provision	0.01	0.02	0.09	0.13
Non-GAAP diluted net loss per share	$(0.07)	$(0.33)	$(0.48)	$(0.90)

Shares used in computing net loss per share
Diluted-GAAP	26,251	26,118	26,210	26,082
Diluted-Non-GAAP	26,251	26,118	26,210	26,082